Exhibit 32

Certifications of Principal Executive and Principal Financial Officers
Pursuant to 18 U.S.C. 1350

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A. Schulman, Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph M. Gingo
Joseph M. Gingo
President and Chief Executive Officer of A. Schulman, Inc.
January 3, 2013

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A. Schulman, Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph J. Levanduski
Joseph J. Levanduski
Vice President, Chief Financial Officer, and Treasurer of A. Schulman, Inc.
January 3, 2013